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                                                                   Exhibit 23(a)
                                           Consent of PricewaterhouseCoopers LLP
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                                                                   EXHIBIT 23(a)


                       Consent of Independent Accountants



We consent to the incorporation by reference in this registration statement of ADTRAN, Inc. on Form S-8 of our reports dated January 14, 1999, on our audits of the financial statements and financial statement schedule of ADTRAN, Inc. as of December 31, 1998 and 1997, and for each of the three years in the period ended December 31, 1998.



/s/ PricewaterhouseCoopers LLP
Birmingham, Alabama
May 11, 1999